UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2020

MEDICAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32559	20-0191742
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501

Birmingham, AL 35242

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2020, the Board of Directors (the “Board”) of Medical Properties Trust, Inc. (the “Company”) amended the Second Amended and Restated Bylaws of the Company (the “Bylaws”) to expressly delineate the authority of the Company’s Chief Executive Officer with respect to the appointment, removal, replacement and other matters regarding Vice Presidents, Assistant Vice Presidents, Assistant Treasurers, Assistant Secretaries and other similar subordinate officers of the Company. This amendment is effective as of May 21, 2020.

The foregoing description of the amendment to the Bylaws is not complete and is qualified in its entirety by reference to the copy of such amendment filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    The Company’s annual meeting of stockholders was held on May 21, 2020.

(b)    All of the proposals considered at the annual meeting were approved, including the election of all director nominees. Set forth below are the final voting results for each matter voted upon, including the number of votes that were cast for and against each nominee or proposal, and the number of abstentions and broker non-votes, as applicable.

Proposal 1: The election of eight directors to the Board, to serve until the next annual meeting of stockholders in 2021 or until their respective successors are elected and qualify:

Nominee:	For:	Against:	Abstentions:	Broker Non-Votes:
Edward K. Aldag, Jr.	393,537,309	11,919,177	677,730	63,480,093
G. Steven Dawson	391,216,420	14,352,441	565,355	63,480,093
R. Steven Hamner	365,149,348	40,419,906	564,962	63,480,093
Caterina A. Mozingo	403,238,094	2,334,402	561,720	63,480,093
Elizabeth N. Pitman	400,329,906	5,245,332	558,978	63,480,093
C. Reynolds Thompson, III	399,373,102	6,126,244	634,870	63,480,093
D. Paul Sparks, Jr.	401,616,410	3,895,560	622,246	63,480,093
Michael G. Stewart	397,158,660	8,368,275	607,281	63,480,093

Proposal 2: The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020:

For:	Against:	Abstentions:	Broker Non-Votes:
462,055,374	6,712,154	846,781	–

Proposal 3: The approval of a non-binding, advisory resolution approving named executive officer compensation:

For:	Against:	Abstentions:	Broker Non-Votes:
385,515,258	18,568,319	2,050,639	63,480,093

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amendment to Second Amended and Restated Bylaws of Medical Properties Trust, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

Date: May 22, 2020